                                                                     Exhibit 4.1

[Front]
                                 open solutions
Number                                                                    Shares
Open

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                              Open Solutions Inc.

THIS CERTIFICATE IS TRANSFERABLE IN                      COMMON STOCK
     CANTON, MA, JERSEY CITY, NJ                       CUSIP 68371P 10 2
        AND NEW YORK CITY, NY                SEE REVERSE FOR CERTAIN DEFINITIONS

This certifies that

is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF
                              Open Solutions Inc.

(hereinafter the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[Seal]

     /s/ Louis Hernandez, Jr.                    /s/ Carl D. Blandino
     CHAIRMAN AND CHIEF                             VICE PRESIDENT,
     EXECUTIVE OFFICER                           CHIEF FINANCIAL OFFICER
                                                     AND TREASURER

            (C) SECURITY-COLUMBIAN UNITED STATES BANKNOTE CORPORATION

COUNTERSIGNED AND REGISTERED:
                  EQUISERVE TRUST COMPANY, N.A.
                            TRANSFER AGENT
                            AND REGISTRAR
BY /s/ Stephen Cesso

                       AUTHORIZED SIGNATURE
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[Reverse Side]

      The Corporation is authorized to issue more than one class and series of stock. The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construe as though they were written out in full according to the applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT-_____Custodian_____
TEN ENT - as tenants by the entireties                      (Cust)       (Minor)
JT TEN  - as joint tenants with right of           under Uniform Gifts to Minors
          survivorship and not as tenants          Act ___________
          in common                                      (State)

    Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
[                                     ]

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________


                              __________________________________________________
                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                              WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


_______________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.